UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 18, 2011

CHANCELLOR GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-30219	87-0438647
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

216 South Price Road
Pampa, Texas 79065
(Address of principal executive offices)   (Zip Code)

(806) 688-9697
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Chancellor Group, Inc. with the Securities and Exchange Commission on October 20, 2011 (the “Original Filing”).  The sole purpose of this Amendment No. 1 is to include as Exhibit 2.1 a complete copy of the Purchase and Sale Agreement together with all exhibits and schedules.  No other changes have been made to the Original Filing.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.  The following is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

2.1	Purchase and Sale Agreement, dated October 18, 2011 by and between Gryphon Production Company, LLC and LCB Resources.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHANCELLOR GROUP, INC.

Date: November 18, 2011	By:	/s/ Maxwell Grant
Maxwell Grant
Chief Executive Officer